                         SCHEDULE 14A INFORMATION

             Proxy Statement Pursuant to Section 14(a) of the
                      Securities Exchange Act of 1934

     Filed by the Registrant                      [ X ]

     Filed by a Party other than the Registrant   [   ]

     Check the appropriate box:

     [   ]     Preliminary Proxy Statement

     [   ]     Confidential, for Use of the Commission Only (as
               permitted by Rule 14a-6(e)(2))

     [ X ]     Definitive Proxy Statement

     [   ]     Definitive Additional Materials

     [   ]     Soliciting Material Pursuant to _240.14a-11(c) or
               _240.14a-12

                              DATARAM CORP.

              (Name of Registrant as Specified In Its Charter)

                                   --


     Payment of Filing Fee (Check the appropriate box):

     [ X ]     No fee required.

     [   ]     Fee computed on table below per Exchange Act Rules
               14a-6(i)(4) and 0-11

               1) Title of each class of securities to which transaction applies:

                   _______________________________________________________

               2) Aggregate number of securities to which transaction applies:


                   _______________________________________________________

               3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


                   _______________________________________________________

               4)  Proposed maximum aggregate value of transaction:


                   _______________________________________________________

               5)  Total fee paid:


                   _______________________________________________________

          [   ]    Fee paid previously with preliminary materials

          [   ]    Check box if any part of the fee is offset as provided
                   by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.
                   Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

               1)  Amount Previously Paid:

                   _______________________________________________________

               2)  Form, Schedule or Registration Statement No.:


                   _______________________________________________________

               3)  Filing Party:


                   _______________________________________________________

               4)  Date Filed:


                   _______________________________________________________

                       DATARAM CORPORATION
                     A New Jersey Corporation

             NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                 to be held on September 6, 2000



TO THE SHAREHOLDERS OF DATARAM CORPORATION:

      The Annual Meeting of the Shareholders of DATARAM
CORPORATION (the "Company") will be held at the Company's corporate headquarters at 186 Princeton Road (Route 571), West
Windsor, New Jersey, on Wednesday, September 6, 2000 at 2:00 p.m., for the following purposes:

     (1) To elect five (5) directors of the Company to serve until the next succeeding Annual Meeting of Shareholders and until their successors have been elected and have been qualified.

     (2) To ratify the selection of KPMG LLP as the independent certified public accountants of the Company for the fiscal year ending April 30, 2001.

     (3) To transact such other business as may properly come before the meeting or any adjournments.

     Only shareholders of record at the close of business on the 21st day of July 2000 are entitled to notice of and to vote at this meeting.

                               By order of the Board of Directors
                                       Thomas J. Bitar, Secretary

August 2, 2000

The Company's 2000 Annual Report is Enclosed.

  PLEASE COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY
       IN THE ENCLOSED ENVELOPE.  NO POSTAGE IS REQUIRED.


<PAGE 1>
                             [LOGO]




                       DATARAM CORPORATION


                         PROXY STATEMENT
                 ANNUAL MEETING OF SHAREHOLDERS
                       SEPTEMBER 6, 2000


     This Proxy Statement is furnished by DATARAM CORPORATION (the "Company"), which has a mailing address for its principal executive offices at P.O. Box 7528, Princeton, New Jersey 08543-7528, in connection with the solicitation by the Board of Directors of proxies to be voted at the Annual Meeting of Shareholders of the Company to be held at the Company's corporate headquarters at 186 Princeton Road (Route 571), West Windsor, New Jersey on Wednesday, September 6, 2000 at 2:00 p.m. The close of business on July 21, 2000 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. This Proxy Statement was mailed to shareholders on or about August 3, 2000.


                          VOTING RIGHTS

     On July 21, 2000, there were outstanding and entitled to vote 8,515,419 shares of the Company's common stock, par value $1.00 per share (the "Common Stock"). Holders of the Common Stock are entitled to one vote, exercisable in person or by proxy, for each share of Common Stock owned on the record date.
Shareholders may revoke executed proxies at any time before they are voted by filing a written notice of revocation with the secretary of the Company. Where a choice has been specified in the proxy, the shares will be voted as directed.

     With respect to each matter to be voted upon, a vote of a majority of the number of shares voting is required for approval or election. Abstentions will be counted as votes cast, but proxies submitted by brokers with a "not voted" direction will not be counted as votes cast with respect to each matter to be voted upon where such instruction is given.


                EXECUTIVE OFFICERS OF THE COMPANY

     The following table sets forth information concerning each of the Company's executive officers:

Name                    Age     Positions with the Company
____                    ___     __________________________

Robert V. Tarantino      57     Chairman of the Board of
                                Directors, President and Chief
                                Executive Officer

Jeffrey H. Duncan        50     Vice President - Manufacturing
                                and Engineering

Mark E. Maddocks         48     Vice President - Finance and
                                Chief Financial Officer

Hugh F. Tucker           47     Vice President - Sales

Julius (Jay) Litus Jr.   58     Vice President - Business
                                Development

Mark R. Bresky           52     Vice President - Information
                                Technology

Jerry J. Mazza           54     Vice President - Corporate
                                Development

Anthony M. Lougee        38     Controller



<PAGE 2>

     Robert V. Tarantino has been employed by the Company since
1970. He has served as President and Chief Executive Officer since 1986. In 1998, he was elected Chairman of the Board of Directors.

     Jeffrey H. Duncan has been employed by the Company since
1974. In 1990, he became Vice President-Engineering. Since 1995, he served as Vice President - Manufacturing and Engineering.


     Mark E. Maddocks has been employed by the Company since
1978. In 1986 he became Controller. Since 1996 he has served as Vice President - Finance and Chief Financial Officer.

     Hugh F. Tucker has been employed by the Company since 1983, initially as Western Regional Sales Manager. In 1995 he became
Director of Sales and Marketing. Since 1996 he has served as Vice
President - Sales.

     Jay Litus joined the Company in December 1998 as Vice President - Business Development. Prior to joining the Company, his business career included over fifteen years of experience in senior sales and marketing management positions with Toshiba and most recently, AT&T Microelectronics.


     Mark R. Bresky has been employed by the Company since 1992, Initially as Manager of Information Technology. In 1995 he became
Director of Information Technology. Since June of 2000 he has served as Vice President- Information Technology.

     Jerry J. Mazza joined the Company in May 2000 as Vice President - Corporate Development. Prior to joining the Company, his business career included over eleven years of experience as a partner and senior consultant specializing in technology companies with Kepner-Tregoe, Inc., a worldwide management consulting firm. His prior experience includes marketing, sales and finance positions with TWA, Time, Inc. and General Foods Corporation.

     Anthony M. Lougee has been employed by the Company since
1991 as Accounting Manager. In 1999 he was named Controller.



                      ELECTION OF DIRECTORS

     Five (5) directors will be elected at the Annual Meeting of Shareholders by the vote of a plurality of the shares of Common Stock represented at such meeting. Unless otherwise indicated by the shareholder, the accompanying proxy will be voted for the election of the five (5) persons named under the heading "Nominees for Directors." Although the Company knows of no reason why any nominee could not serve as a director, if any nominee shall be unable to serve, the accompanying proxy will be voted for a substitute nominee.

                     NOMINEES FOR DIRECTORS

     The term of office for each director will expire at the next Annual Meeting of Shareholders and when the director's successor shall have been elected and duly qualified. Each nominee is a member of the present Board of Directors and has been elected by shareholders at prior meetings.

          Name of Nominee               Age
          _______________               ___

          Robert V. Tarantino           57

          Richard Holzman               66

          Thomas A. Majewski            48

          Bernard L. Riley              70

          Roger C. Cady                 62



<PAGE 3>


     Mr. Tarantino is an executive officer of the Company. Mr.
Tarantino has been a Director since 1981 and Chairman of the Board of Directors since 1998.

     Richard Holzman has been retired since August of 1995. From January of 1994 until August of 1995, he had been Vice-President of Optika Imaging Systems. Prior to that, and for more than five years, he had served as President of Teamworks Technologies, Inc., a software development company. Mr. Holzman has been a Director since 1978.

     Thomas A. Majewski has been a principal in Walden, Inc., a computer consulting and technologies venture capital firm, since 1990. Prior to 1990, he had been Chief Financial Officer of Custom Living Homes & Communities, Inc., a developer of residential housing. Mr. Majewski has been a Director since 1990.

     Bernard L. Riley retired as Executive Vice President and Chief Financial Officer of the Company in December of 1995. He had been employed by the Company since 1992. His business career included thirty years with International Paper with senior responsibilities in both finance and general management before taking early retirement in 1985. At that time, he was Vice President - Logistics. Thereafter, he served for four years as Vice President, Finance and as a director of Emcore Corporation, a semiconductor equipment manufacturer. During the two years immediately prior to joining Dataram, he was a management consultant. Mr. Riley has been a Director since 1995.

Roger C. Cady is a founder and principal of Arcadia
Associates, a strategic consulting and mergers and acquisitions advisory firm. Prior to that he was employed as Vice President of Business Development for Dynatech Corporation, a diversified communications equipment manufacturer. Before joining Dynatech he was a strategic management consultant for eight years. His business career has included 16 years in various engineering, marketing and management responsibilities as a Vice President of Digital Equipment Corporation, and President of two early stage startup companies. Mr. Cady has been a Director since 1996.


                 SECURITY OWNERSHIP OF CERTAIN
                BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth the number of shares of Common Stock beneficially owned by certain owners known by the Company to beneficially own in excess of 5% of the Common Stock, each director of the Company, each named executive officer and all directors and executive officers collectively, as of July 21, 2000. Unless otherwise indicated, stock ownership includes sole voting power and sole investment power. No other person or group is known to beneficially own in excess of five percent (5%) of the Common Stock.

       Name of Director       Amount and             Percent
       or Number of           Nature of                of
       Persons in Group       Beneficial Ownership   Class(1)
       ___________________    ____________________   ________

       Robert V. Tarantino    971,068(2)               11.1%

       Richard Holzman         10,380                    *

       Thomas A. Majewski      60,500(3)                 *

       Bernard L. Riley        10,000                    *

       Roger C. Cady           69,700(4)                 *

       Jeffrey H. Duncan      279,624(5)                3.1%

       Mark E. Maddocks       207,398(6)                2.4%

       Hugh F. Tucker         181,655(7)                2.1%

       Jay Litus                   -

       Directors and        1,820,584(8)               19.0%
       executive officers
       as a group (12 persons)



<PAGE 4>

______________
(1) On July 21, 2000, 8,515,419 shares were outstanding.

(2) Of this amount, 17,100 shares are held by Mr. Tarantino's wife and 120,000 shares may be acquired by the exercise of options held. Mr. Tarantino's address is 186 Princeton Road
(Route 571), West Windsor, New Jersey 08550.

(3) Of this amount, 45,000 shares may be acquired by the exercise of options held.

(4) Of this amount, 22,500 shares may be acquired by the exercise of options held.

(5) Of this amount, 270,000 shares may be acquired by the exercise of options held.

(6) Of this amount, 6,000 shares are held by Mr. Maddocks' wife and 42,000 shares may be acquired by the exercise of options held.

(7) Of this amount, 270,00 shares may be acquired by the exercise of options held.

(8) Of this amount, 472,800 shares may be acquired by the exercise of options held by executive officers under the Company's incentive and non-statutory stock option plan, and 67,500 shares may be acquired by exercise of options held by outside directors.

*    Less than 1%.


                                EXECUTIVE COMPENSATION

     The following table sets forth the compensation paid for the fiscal years ended April
30, 1998, 1999 and 2000 to the Company's Chief Executive Officer and the next four most highly compensated executive officers.

                                              Summary Compensation Table

                                       Annual Compensation        Long Term Compensation
                                   ___________________________    ______________________

                                                        Other
Name and                                                Annual     Stock      Other
Principal                   Fiscal                      Compen-    Options    Compen-
Position(1)                 Year     Salary     Bonus   sation     Awarded    sation(1)
___________                 _____   _______    ______   ______     _______    _________
Robert V. Tarantino         2000    284,850   206,250     --         --        16,500
Chairman of the Board,      1999    274,800   198,750     --         --        15,885
President and Chief         1998    261,050    91,033     --       300,000     15,105
Executive Officer

Jeffrey H. Duncan           2000    180,410    85,280     --         --        10,234
Vice President - Manu-      1999    173,800    82,000     --         --         9,810
facturing and Engineering   1998    159,550    53,938     --       150,000      9,340

Mark E. Maddocks            2000    176,250    83,200     --         --         9,984
Vice President - Finance,   1999    169,800    80,000     --         --         5,539
Chief Financial Officer     1998    159,550    52,423     --        30,000        --


<PAGE 5>

Hugh F. Tucker              2000    197,050    93,600     --         --        11,232
Vice President - Sales      1999    189,800    90,000     --         --         7,677
                            1998    182,300    56,835     --         --        10,385

Jay Litus                   2000    173,600    60,000     --        75,000      2,475
Vice President -            1999     56,542        --     --            --        238
Business Development        1998         --        --     --            --         --




________

(1) Payments by the Company to a plan trustee under the Company's Savings and Investment Retirement Plan, a 401(k) plan. The Company does not have a pension plan.





     The following table provides information concerning options granted to named executive officers in the fiscal year ended
April 30, 2000:


                   Option Grants in Fiscal 2000

                               Percent   Exercise  Expiration
Name                  Number   of Total  Price($)    Date      5%(1)  10%(1)

Jay Litus             75,000     31%      4.83        5/2/09  227,817 577,333


__________________
(1) Potential realizable value at assumed annual rates of stock price appreciation for option term.



The following table provides information concerning option exercises by named executive officers during the fiscal year ended April 30, 2000 and the number and value of the named executive officers' unexercised options at fiscal year ended April 30, 2000:

          Option Exercises and Values at April 30, 2000

                                                                                 Value of
                                                                                Unexercised
                                                              Number of         In-the-Money
                                                             Options at         Options at
                                                            April 30, 2000     April 30, 2000
                                                            ______________     ______________

                        Shares acquired   Value             Exercisable/       Exercisable/
        Name              on exercise     Received          Unexercisable     Unexercisable ($)
        ____              ___________     _________         _____________     _________________

   Robert V. Tarantino       210,000      2,167,581           210,000           3,793,125
                                                              180,000           3,217,500

   Jeffrey H. Duncan           --            --               255,000           4,646,250
                                                              210,000           2,160,000

   Mark E. Maddocks          183,000      1,943,290                 0                   0
                                                               72,000           1,315,500

   Hugh F. Tucker            153,000      2,736,003                 0                   0
                                                               72,000           1,333,875

   Jay Litus                   --            --                     0                   0
                                                               75,000           1,189,088




<PAGE 6>



                        PERFORMANCE GRAPH

      COMPARISON OF THE FIVE-YEAR CUMULATIVE TOTAL RETURN*
  AMONG DATARAM CORPORATION, THE S&P 500 INDEX AND A PEER GROUP



[The chart is a three-line graph of dollars versus dates having the following data points:

                         4/95   4/96   4/97   4/98   4/99   4/00
                         ____   ____   ____   ____   ____   ____

        Dataram           100   120    177    242    300    1256

        Peer Group**      100   158    188    144     57      96

        S&P 500           100   130    163    230    280     308]



* $100 invested on 4/30/94 in stock or index including reinvestment of dividends, fiscal year ending April 30.

Standard Industrial Code Peer Group includes the following companies: Ciprico, Inc.; Dot Hill Systems Corp; Dataram Corp.;
Drexler Technology Corp.; ECCS Inc.; Exabyte Corp.; HMT
Technology Corp.; Intevac, Inc.; Komag Inc.: M Sys Flash Disk
Pioneers Ltd.:, MTI Technology Corp.; Overland Data, Inc.; Procom
Technology, Inc.; Treev, Inc.; and Western Digital Corp.



<PAGE 7>

Employment Agreement. As of May 1, 1997, Robert V. Tarantino entered into an Employment Agreement with the Company. The Employment Agreement is scheduled to expire on April 30, 2002. If not terminated at that time it continues on a year to year basis until terminated by one of the parties. It provides for a current base compensation of $300,000 subject to annual review by the Board of Directors. In addition Mr. Tarantino will receive a bonus based upon a formula which shall be reviewed and approved annually by the Board of Directors (See "Report of the Compensation and Stock Option Committee of the Board of Directors on Executive Compensation-Bonuses). The Employment Agreement may be terminated by the Company for cause and expires upon the death, or six months after the onset of the disability, of the executive. In the event of termination within a year of a change of control, Mr. Tarantino is entitled to damages for the breach of the Employment Agreement or, if greater, one year's base salary plus three months additional salary at the then current rate for each year of the Agreement in which the pre-tax operating profits shall have exceeded 110% of the greater of the prior year's actual pre-tax operating profit or a minimum base pre-tax operating profit. The Employment Agreement contains terms concerning confidentiality, assignment and disclosure of inventions and post-employment restrictions on competition.

Compensation Committee Interlocks and Insider Participation. The Securities and Exchange Commission rules regarding disclosure of executive compensation require proxy statement disclosure of specified information regarding certain relationships of members of the Company's Board of Directors with the Company or certain other entities. None of the members of the Corporation's Board of Directors has a relationship requiring such disclosure.


      REPORT OF THE COMPENSATION AND STOCK OPTION COMMITTEE
       OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

     The Company's compensation policies applicable to its executive officers are administered by the Compensation and Stock Option Committee (the "Committee") of the Board of Directors. All members of the Committee are non-employee directors. These policies are designed to enhance the overall strength and financial performance of the Company by aligning the financial interests of the Company's executive officers with those of its stockholders.

     The three primary components of executive compensation are base salaries, bonuses and stock option grants. The Committee determines the base salary, bonus amount and stock option grants for the President and Chief Executive Officer. The Committee reviews and gives final approval to the President and Chief Executive Officer's recommendations for base salaries, bonus and stock option grants for all other executives.

Base Salary

     The Committee considered the financial performance of the Company, reviewed a survey of executive salaries for computer and computer products companies (compiled by the American Electronics Association) and determined the base salary for the President and Chief Executive Officer, Robert V. Tarantino.

     Base salaries for other executive officers for the fiscal year ended April 30, 2000 were determined by the President and Chief Executive Officer.

Bonuses

     The Committee reviewed and gave final approval for a bonus plan for the President and Chief Executive Officer and for other executive officers. This bonus plan, similar to plans adopted in prior years, is based on a distribution of a percentage (approximately 5% this year) of pre-tax operating profits based on meeting or exceeding stated objectives.

Stock Option Plan

     The value to each executive officer of stock option grants is tied directly to stock price performance. The Committee grants options under the stockholder approved option plan at an exercise price equal to the market price of the Common Stock at the date of grant. If there is no appreciation in the market price for the Company's Common Stock, the options are valueless.



<PAGE 8>

     Grants are made to executive officers based on salary, responsibility and performance of the individual officer. The Committee believes that options are important to better align the financial interests of executive officers with those of shareholders in general. Each option granted was a ten-year option with a deferred vesting provision of five years.

             Compensation and Stock Option Committee

                 Richard Holzman
                 Thomas A. Majewski
                 Roger C. Cady
                 Bernard L. Riley


            INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     The Board of Directors has selected KPMG LLP as the independent certified public accountants to the Company for the fiscal year ending April 30, 2001. The holders of Common Stock are asked to ratify this selection. KPMG LLP has served the Company in this capacity since the Company's incorporation. If the shareholders fail to ratify the Board's selection of KPMG LLP, the Board will reconsider its action in light of the shareholder vote.

     The Company has been advised by KPMG LLP that representatives of that firm are expected to be present at the Annual Meeting of Shareholders. These representatives will have the opportunity to make a statement, if they so desire, and will also be available to respond to appropriate questions from shareholders.


                          OTHER MATTERS

     Should any other matter or business be brought before the meeting, a vote may be cast pursuant to the accompanying proxy in accordance with the judgment of the proxy holder. The Company does not know of any such other matter or business.


      PROPOSALS OF SECURITY HOLDERS AT 2001 ANNUAL MEETING

     Any shareholder wishing to present a proposal which is intended to be presented at the 2001 Annual Meeting of Shareholders should submit such proposal to the Company at its principal executive offices no later than March 31, 2001. It is suggested that any proposals be sent by certified mail, return receipt requested.


                        BOARD OF DIRECTORS

     The Board of Directors of the Company met seven times during the last fiscal year. The Board of Directors has a standing Audit Committee whose members are Richard Holzman, Thomas A. Majewski, Bernard L. Riley and Roger C. Cady. This Committee met once during the last fiscal year. The principal functions of the Audit Committee are evaluation of work of the auditors, review of the accounting principles used in preparing the annual financial statements and review of internal control procedures. The Board of Directors has a standing Compensation and Stock Option Committee whose members are Richard Holzman, Thomas A. Majewski, Roger C. Cady and Bernard L. Riley. This Committee met once during the past fiscal year. The principal functions of the Compensation and Stock Option Committee are to recommend to the Board of Directors the compensation of directors and the Chief Executive Officer and to establish and administer various compensation plans, including stock option plans. The Board of Directors has a standing Nominating Committee whose members are Richard Holzman, Thomas A. Majewski, Roger C. Cady and Bernard L. Riley. This Committee met once during the past fiscal year. The principal function of this Committee is the recommendation to the Board of Directors of new members



<PAGE 9>

of the Board of Directors. This Committee will consider nominees for the Board of Directors recommended by shareholders.
Shareholders desiring to make such recommendations should write directly to the Committee at the Company's executive offices at P.O. Box.7528, Princeton, New Jersey 08543-7528.

     Directors who are not employees of the Company receive a quarterly payment of $5,000. During fiscal 1998 Mr. Holzman, Mr. Riley and Mr. Majewski each received five year options to purchase 90,000 shares (adjusted for Common Stock splits) of the Common Stock of the Company at $2.81, the fair market value of the Common Stock at the date of grant. Upon his election to the Board in 1996, Mr. Cady received options to purchase 90,000 shares (adjusted for Common Stock splits) of the Common stock of the Company at $2.31 per share, the fair market price at the date of grant. Of all of these options, 25% were first exercisable on the date of grant and 25% more are first exercisable on each succeeding anniversary date until the option is fully exercisable.


                    SECTION 16(a) COMPLIANCE

     The Securities and Exchange Commission requires that the Company report to shareholders the compliance of directors, executive officers and 10% beneficial owners with Section 16(a) of the Securities Exchange Act of 1934, as amended. This provision requires that such persons report on a monthly basis most acquisitions or dispositions of the Company's securities. Based upon information submitted to the Company, all directors, executive officers and 10% beneficial owners have fully complied with such requirements during the past fiscal year except for one executive officer who sold 400 shares and made a late filing.


                          MISCELLANEOUS

     The accompanying proxy is being solicited on behalf of the Board of Directors of the Company. The expense of preparing, printing and mailing the form of proxy, including broker solicitation fees and accountants' and attorneys' fees in connection therewith, will be borne by the Company. The amount is expected to be the amount normally expended for a solicitation for an election of directors in the absence of a contest and costs represented by salaries and wages of regular employees and officers. Solicitation of proxies will be made by mail, but regular employees may solicit proxies by telephone or otherwise.

     Please date, sign and return the accompanying proxy at your earliest convenience. No postage is required for mailing in the United States.

     Financial information concerning the Company is set forth in the Company's 2000 Annual Report to Security Holders, which is enclosed.

     By Order of the Board of Directors

                                                 THOMAS J. BITAR,
                                                        Secretary


                   ANNUAL REPORT ON FORM 10-K

     Upon the written request of a shareholder, the Company will provide, without charge, a copy of its Annual Report on Form 10-K for the year ended April.30, 2000, including the financial statements and schedules but without exhibits, as filed with the Securities and Exchange Commission. The Company will furnish any exhibit to the Annual Report on Form.10-K to any shareholder upon request and upon payment of a fee equal to the Company's reasonable expenses in furnishing such exhibit. All requests for the Annual Report on Form.10-K or its exhibits should be addressed to Vice President - Finance, Dataram Corporation, P.O. Box 7528, Princeton, New Jersey 08543-7528.

                      DATARAM CORPORATION
         P.O. Box 7528, Princeton, New Jersey  08543-7528


PROXY SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS

The undersigned hereby appoints and constitutes Robert V. Tarantino and Thomas J. Bitar, and each of them, attorneys and proxies for the undersigned, with full power of substitution to vote as if the undersigned were personally present at the Annual Meeting of the Shareholders of Dataram Corporation (the "Company") to be held at the Company's corporate headquarters at 186 Princeton Road (Route 571), West Windsor, New Jersey, on Wednesday, September 6, 2000 at 2 o'clock in the afternoon and at all adjournments thereof, the shares of stock of said Company registered in the name of the undersigned. The undersigned instructs all such proxies to vote such shares as follows upon the following matters, which are described more fully in the accompanying proxy statement:
I authorize and instruct my Proxy to:

1.  ____  VOTE FOR all nominees for the Company's Board of
Directors listed below; except that I WITHHOLD AUTHORITY for the following nominees (if any)


            Richard Holzman      Robert V. Tarantino
      Thomas A. Majewski    Bernard L. Riley     Roger C. Cady

       VOTE WITHHELD from all nominees.

2.  ____  VOTE FOR   ____  AGAINST   ____  ABSTAIN    approval of
KPMG LLP to be the independent auditors of the Company for the fiscal year ending April 30, 2001.


            (Continued, and to be signed, on the other side)

(See other side)


3. In their discretion, to vote upon such other business as may properly come before the meeting and all adjournments thereof. This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for Proposals 1 and 2.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by
                          President or other authorized officer.
                          If a partnership, please sign in
                          partnership name by authorized person.


                          Signature


                          Signature if held jointly

                          Dated                         2000

                          PLEASE MARK, SIGN, DATE AND RETURN THE
                          PROXY CARD PROMPTLY USING THE ENCLOSED
                          ENVELOPE.